235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Quarterly Earnings Presentation Q2 2022

2 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout This presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. All forward-looking statements are made in good faith by the company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve (4) ability to continue to innovate with new products and services; (5) seasonality; (6) large customer concentration; (7) ability to recruit and retain qualified employees; (8) the outcome of any legal proceedings that may be instituted against the Company (9) adverse changes in currency exchange rates; (10) the impact of COVID-19 on the Company’s business; or (11) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed on March 16, 2022. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non-GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. Forward Looking Statements

3 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 • Net sales increased 4.9% to $394.1 million versus Q2 2021 ◦ Hardware Solutions +12.0% ◦ Robotics and Digital Solutions ("RDS") (2.4)% ◦ Canada +7.1% ◦ Protective Solutions (12.0)% • GAAP net income improved to $8.8 million, or $0.04 per diluted share, compared to a net loss of $(3.4) million, or $(0.04) per diluted share, in Q2 2021 • Adjusted EBITDA totaled $62.3 million • Adjusted EBITDA (ttm) / Net Debt: 4.7x at quarter end • Compared to Pre-COVID (Q2 2022 vs Q2 2019): ◦ Net sales increased +21.5% ◦ Adjusted EBITDA +14.8% Q2 2022 Highlights Please see reconciliation of Adjusted EBITDA to Net Income and Net Debt in the Appendix of this presentation. Financial Highlights for the 13 Weeks Ended June 25, 2022

4 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Q2 2022 Highlights • Successfully finalized details of price increase (fourth increase in past 15 months) • Maintained average fill rates of nearly 97% during the quarter • Completed fastener launch for the first time at a major retail partner ◦ Executed on time with 99.7% fill rates ◦ Already seeing replenishment orders • Positioned for continued new business momentum • Expects to see inventory come down and cash flows increase in the second half of 2022 Operational Highlights for the 13 Weeks Ended June 25, 2022

5 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 • Net sales increased 5.6% to $757.1 million versus the 26 weeks ended June 26, 2021 ◦ Hardware Solutions +12.7% ◦ Robotics and Digital Solutions ("RDS") +3.6% ◦ Canada +4.4% ◦ Protective Solutions down less than 1% (excl. COVID-related PPE sales) • GAAP net income improved to $6.9 million, or $0.04 per diluted share, compared to a net loss of $(12.4) million, or $(0.14) per diluted share, versus the 26 weeks ended June 26, 2021 • Adjusted EBITDA totaled $106.3 million versus $112.3 million for the 26 weeks ended June 26, 2021 YTD 2022 Highlights Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Financial Highlights for the 26 Weeks Ended June 25, 2022

6 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Adjusted EBITDA (millions $ and % of Net Sales) Top & Bottom Line Performance Net Sales (millions $) Adjusted Gross Margin (millions $ and % of Net Sales) Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Not to scale. Quarterly Financial Performance $64.5 $62.3 Q2 2021 Q2 2022 17.2% 15.8%Q2 2022 vs Q2 2019 (Pre-COVID) • Net sales increased +21.5% ◦ Adjusted EBITDA +14.8% $375.7 $394.1 Q2 2021 Q2 2022 $163.7 $174.0 Q2 2021 Q2 2022 44.1%43.6%

7 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Hardware & Protective Q2 2021 Q2 2022 Δ Thirteen weeks ended 6/26/2021 6/25/2022 Comments Revenues $263,129 $279,842 6.4% Price increases + lighter volume (HS & PS) Adjusted EBITDA $36,114 $31,292 (13.4)% Margin pressure from dollar-for-dollar price increases Margin (Rev/Adj. EBITDA) 13.7% 11.2% (250) bps Robotics & Digital Q2 2021 Q2 2022 Δ Thirteen weeks ended 6/26/2021 6/25/2022 Comments Revenues $66,351 $64,776 (2.4)% Lighter volumes + difficult comps in Q2-21 Adjusted EBITDA $23,696 $22,334 (5.7)% Lighter volumes + difficult comps in Q2-21 Margin (Rev/Adj. EBITDA) 35.7% 34.5% (120) bps Canada Q2 2021 Q2 2022 Δ Thirteen weeks ended 6/26/2021 6/25/2022 Comments Revenues $46,235 $49,496 7.1% Price increases + soft demand Adjusted EBITDA $4,662 $8,650 85.5% Improved operations + price increases Margin (Rev/Adj. EBITDA) 10.1% 17.5% 740 bps Consolidated Q2 2021 Q2 2022 Δ Thirteen weeks ended 6/26/2021 6/25/2022 Revenues $375,715 $394,114 4.9% Adjusted EBITDA $64,472 $62,276 (3.4)% Margin (Rev/Adj. EBITDA) 17.2% 15.8% (140) bps Performance by Product Category (Q2) Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted..

8 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Hardware & Protective YTD 2021 YTD 2022 Δ Twenty-six weeks ended 6/26/2021 6/25/2022 Comments Revenues $514,058 $546,257 6.3% Price increases + flat demand (HS) and lower PPE sales (PS) Adjusted EBITDA $65,146 $51,875 (20.4)% Timing of price increase; lower PPE sales; inflation Margin (Rev/Adj. EBITDA) 12.7% 9.5% (320) bps Robotics & Digital YTD 2021 YTD 2022 Δ Twenty-six weeks ended 6/26/2021 6/25/2022 Comments Revenues $122,230 $126,584 3.6% Installed base + COVID comps Adjusted EBITDA $41,113 $41,208 0.2% Sales growth offset by inflation Margin (Rev/Adj. EBITDA) 33.6% 32.6% (100) bps Canada YTD 2021 YTD 2022 Δ Twenty-six weeks ended 6/26/2021 6/25/2022 Comments Revenues $80,708 $84,286 4.4% Price increases + soft demand Adjusted EBITDA $6,019 $13,204 119.4% Stronger CAD + product mix Margin (Rev/Adj. EBITDA) 7.5% 15.7% 820 bps Consolidated YTD 2021 YTD 2022 Δ Twenty-six weeks ended 6/26/2021 6/25/2022 Revenues $716,996 $757,127 5.6% Adjusted EBITDA $112,278 $106,287 (5.3)% Margin (Rev/Adj. EBITDA) 15.7% 14.0% (170) bps Performance by Product Category (YTD) Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted..

9 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Hardware & Protective Robotics & Digital Canada Revenue Thirteen weeks ended June 25, 2022 Fastening and Hardware $225,377 $— $48,473 $273,850 Personal protective 54,465 — 220 54,685 Keys and key accessories — 49,837 792 50,629 Engraving and Resharp — 14,939 11 14,950 Consolidated $279,842 $64,776 $49,496 $394,114 Revenue by Business Segment (Q2) Hardware & Protective Robotics & Digital Canada Revenue Thirteen weeks ended June 26, 2021 Fastening and Hardware $201,208 $— $45,826 $247,034 Personal protective 61,921 — 178 62,099 Keys and key accessories — 50,289 206 50,495 Engraving and Resharp — 16,062 25 16,087 Consolidated $263,129 $66,351 $46,235 $375,715 Figures in Thousands of USD unless otherwise noted..

10 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Hardware & Protective Robotics & Digital Canada Revenue Twenty-six weeks ended June 25, 2022 Fastening and Hardware $414,684 $— $82,132 $496,816 Personal protective 131,573 — 662 132,235 Keys and key accessories — 98,213 1,466 99,679 Engraving and Resharp — 28,371 26 28,397 Consolidated $546,257 $126,584 $84,286 $757,127 Revenue by Business Segment (YTD) Hardware & Protective Robotics & Digital Canada Revenue Twenty-six weeks ended June 26, 2021 Fastening and Hardware $367,810 $— $79,917 $447,727 Personal protective 146,248 — 191 146,439 Keys and key accessories — 92,383 567 92,950 Engraving and Resharp — 29,847 33 29,880 Consolidated $514,058 $122,230 $80,708 $716,996 Figures in Thousands of USD unless otherwise noted..

11 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Capital Structure Supports Growth & Enables Healthy Fill Rates Total Net Leverage Net Debt / TTM Adj. EBITDA Please see reconciliation of Adjusted EBITDA to Net Income and Net Debt in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted. 7.2x 4.5x 4.7x 06/26/2021 12/25/2021 06/25/2022 June 25, 2022 ABL Revolver ($250 million capacity) $117.0 Term Note $846.7 Finance Leases $3.1 Total Debt $966.8 Cash $17.7 Net Debt $949.1 TTM Adjusted EBITDA $201.4 Net Debt/ TTM Adjusted EBITDA 4.7 x

12 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 (in millions USD) 2H 2022 v. 2H 2021 Update (%) Full Year 2022 Guidance Range Update Revenues + Mid Single Digits $1,500- $1,600 Toward the low end of guidance range Adjusted EBITDA + High Single Digits $207 to $227 At the low end of the guidance range Free Cash Flow $120 to $130 No change 2022 Assumptions - Updates • Interest Expense: $50-$55 million (up from $45-$50 million) • Cash Interest: $45-$50 million (up from $35-$45 million) • Income Tax: Modest cash taxpayer in 2022; ~25% cash taxpayer in 2023 (no change) • Capital expenditures: $60-$65 million (down from $60-$70 million) • Fully diluted shares outstanding: ~196 million (no change) 2022 Outlook & Guidance On August 3, 2022, Hillman provided an update on its full year guidance, originally provided on March 2, 2022 with Hillman's fourth quarter 2021 results. 2022 Full Year Guidance - Update Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted..

13 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Key Takeaways Price Increases Offset Headwinds; Positioned Well for 2H 2022 Long-term Annual Growth Targets (Organic): Revenue Growth: +6% & Adj. EBITDA Growth: +10% Long-term Annual Growth Targets (incl. Acquisitions): Revenue Growth: +10% & Adj. EBITDA Growth: +15% • Finalized details of fourth pricing increase; designed to offset an increase in contracted container rates (on a dollar-for-dollar basis) that became effective May 1, 2022 • 1,100-member distribution (sales and service) team and direct-to-store fulfillment continue to provide competitive advantages and strengthen competitive moat • Beginning to see commodity and shipping costs soften and lead times shorten • Repair, Remodel and Maintenance industry has meaningful long-term tailwinds; business not tied to new housing - record level of U.S. home equity driving investment in the home1 • Expects to reduce inventory by approx. $50 million during 2H; end year at ~4.0x Net Debt / TTM EBITDA; and have zero balance on revolving credit facility at year end 1) U.S. Home Equity Hits Highest Level on Record—$27.8 Trillion.

14 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Appendix

15 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Significant runway for incremental growth: Organic + M&A Management team with proven operational and M&A expertise Strong financial profile with 57-year track record Market and innovation leader across multiple categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and resilient end markets #1 Investment Highlights

16 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Who We Are Notes: Figures may not tie due to rounding and corporate eliminations. Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income. Operational metrics based on 2020 management estimates. ~20 billion Fasteners Sold ~400 million Pairs of Gloves Sold ~125 million Keys Duplicated ~112,000 SKUs Managed ~42,000 Store Direct Locations ~35,000 Kiosks in Retail Locations #1 Position Across Core Categories 10% Long-Term Historical Sales CAGR 56 Years Sales Growth in 57-Year History $1.4 billion 2021 Sales 14.4% CAGR 2017-2021 Adj. EBITDA Growth 14.5% 2021 Adj. EBITDA Margin Hillman: Overview 2021: By The Numbers • The leading distributor of hardware and home improvement products, personal protective equipment and robotic kiosk technologies • Long-standing strategic partnerships with winning retailers across North America: Home Depot, Lowes, Walmart, Tractor Supply, ACE Hardware, etc. • Hillman's 1,100 person field sales and service team provide complex logistics, inventory, category management and differentiated in-store merchandising • The predominance of sales come from Hillman-owned brands, and are shipped store-direct • Highly attractive ~$6 billion direct addressable market with strong secular tailwinds • ~4,000 non-union employees across corporate HQ, 22 North American distribution centers, and Taiwan sourcing office • Founded in 1964; HQ in Cincinnati, Ohio

17 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 #1 in Segment Representative Top Customers #1 in Segment #1 in Segment Key and Fob Duplication Personalized Tags Knife Sharpening Fasteners & Specialty Gloves Builders Hardware & Metal Shapes Safety / PPE Construction Fasteners Work Gear Picture Hanging Source: Third party industry report. Primary Product Categories Hardware Solutions Protective Solutions Robotics & Digital Solutions

18 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Thirteen weeks ended June 26, 2021 June 25, 2022 Net loss $(3,385) $8,816 Income tax benefit 1,428 6,424 Interest expense, net 19,159 12,533 Interest expense on junior subordinated debentures 3,152 — Investment income on trust common securities (94) — Depreciation 15,270 14,172 Amortization 15,414 15,566 Mark-to-market adjustment on interest rate swaps (751) — EBITDA $50,193 $57,511 Stock compensation expense 1,796 2,286 Management fees 88 — Restructuring (1) — 513 Litigation expense (2) 6,322 2,703 Acquisition and integration expense (3) 3,299 1,438 Change in fair value of contingent consideration (1,212) (2,175) Buy-back expense (4) 1,350 — Anti-dumping duties (5) 2,636 — Adjusted EBITDA $64,472 $62,276 1. Restructuring includes severance, consulting, and other costs associated with streamlining our operations. 2. Litigation expense includes legal fees associated with our litigation with KeyMe, Inc. and Hy-Ko Products Company LLC. 3. Acquisition and integration expense includes professional fees, non-recurring bonuses, and other costs related to the merger with Landcadia III and the secondary offering of shares in the second quarter of 2022. 4. Infrequent buy backs associated with new business wins. 5. Anti-dumping duties assessed related to the nail business for prior year purchases. Adjusted EBITDA Reconciliation

19 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Twenty-six weeks ended June 26, 2021 June 25, 2022 Net loss $(12,355) $6,929 Income tax benefit (5,225) 5,532 Interest expense, net 38,178 24,161 Interest expense on junior subordinated debentures 6,304 — Investment income on trust common securities (189) — Depreciation 31,611 27,426 Amortization 30,323 31,087 Mark-to-market adjustment on interest rate swaps (1,424) — EBITDA $87,223 $95,135 Stock compensation expense 3,537 8,304 Management fees 214 — Restructuring (1) 109 565 Litigation expense (2) 10,282 3,713 Acquisition and integration expense (3) 8,139 2,215 Change in fair value of contingent consideration (1,212) (3,645) Buy-back expense (4) 1,350 — Anti-dumping duties (5) 2,636 — Adjusted EBITDA $112,278 $106,287 1. Restructuring includes severance, consulting, and other costs associated with streamlining our operations. 2. Litigation expense includes legal fees associated with our litigation with KeyMe, Inc. and Hy-Ko Products Company LLC. 3. Acquisition and integration expense includes professional fees, non-recurring bonuses, and other costs related to the merger with Landcadia III and the secondary offering of shares in the second quarter of 2022. 4. Infrequent buy backs associated with new business wins. 5. Anti-dumping duties assessed related to the nail business for prior year purchases. Adjusted EBITDA Reconciliation

20 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Thirteen weeks ended June 26, 2021 June 25, 2022 Net Sales $375,715 $394,114 Cost of sales (exclusive of depreciation and amortization) 215,967 220,146 Gross margin exclusive of depreciation and amortization $159,748 $173,968 Gross margin exclusive of depreciation and amortization % 42.5% 44.1 % Adjusting Items (1): Buy-back expense 1,350 — Anti-dumping duties 2,636 — Adjusted Gross Profit $163,734 $173,968 Adjusted Gross Margin % 43.6% 44.1 % Adjusted Gross Profit Margin Reconciliation 1. See adjusted EBITDA Reconciliation for details of adjusting items Twenty-six weeks ended June 26, 2021 June 25, 2022 Net Sales $716,996 $757,127 Cost of sales (exclusive of depreciation and amortization) 417,265 433,419 Gross margin exclusive of depreciation and amortization $299,731 $323,708 Gross margin exclusive of depreciation and amortization % 41.8% 42.8 % Adjusting Items (1): Buy-back expense 1,350 — Anti-dumping duties 2,636 — Adjusted Gross Profit $303,717 $323,708 Adjusted Gross Margin % 42.4% 42.8%

21 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Thirteen weeks ended June 26, 2021 June 25, 2022 Selling, general and administrative expenses $111,662 $118,229 Adjusting Items (1): Stock compensation expense 1,796 2,286 Restructuring — 513 Litigation expense 6,322 2,703 Acquisition and integration expense 3,299 1,438 Adjusted SG&A $100,245 $111,289 Adjusted SG&A as a % of Net Sales 26.7% 28.2 % Adjusted S&A Expense Reconciliation 1. See adjusted EBITDA Reconciliation for details of adjusting items Twenty-six weeks ended June 26, 2021 June 25, 2022 Selling, general and administrative expenses $214,841 $232,767 Adjusting Items (1): Stock compensation expense 3,537 8,304 Restructuring 109 565 Litigation expense 10,282 3,713 Acquisition and integration expense 8,139 2,215 Adjusted SG&A $192,774 $217,970 Adjusted SG&A as a % of Net Sales 26.9% 28.8%

22 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 For Period Ending June 26, 2021 December 25, 2021 June 25, 2022 Revolving loans $158,000 $93,000 $117,000 Senior term loan 1,066,740 851,000 846,745 6.375% Senior Notes, due 2022 330,000 — — 11.6% Junior Subordinated Debentures - Preferred 105,443 — — Junior Subordinated Debentures - Common 3,261 — — Finance leases 1,773 1,782 3,064 Gross debt $1,665,217 $945,782 $966,809 Less cash 16,255 14,605 17,723 Net debt $1,648,962 $931,177 $949,086 Net Debt & Free Cash Flow Reconciliations For Period Ending June 26, 2021 June 25, 2022 Net cash provided by (used for) operating activities $(59,839) $14,670 Capital expenditures (22,684) (28,921) Free cash flow $(82,523) $(14,251) Reconciliation of Net Debt Reconciliation of Free Cash Flow

23 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Thirteen Weeks Ended June 25, 2022 HPS RDS Canada Consolidated Operating Income (Loss) $10,538 $10,437 $6,798 $27,773 Depreciation & Amortization 17,662 10,916 1,160 29,738 Stock compensation expense 1,374 220 692 2,286 Restructuring 478 35 — 513 Litigation expense — 2,703 — 2,703 Acquisition and integration expense 1,240 198 — 1,438 Change in fair value of contingent consideration — (2,175) — (2,175) Adjusted EBITDA $31,292 $22,334 $8,650 $62,276 Thirteen Weeks Ended June 26, 2021 HPS RDS Canada Consolidated Operating Income (Loss) $9,995 $6,546 $2,968 $19,509 Depreciation & Amortization 17,397 11,593 1,694 30,684 Stock Compensation Expense 1,552 244 — 1,796 Management fees 76 12 — 88 Litigation expense — 6,322 — 6,322 Acquisition and integration expense 3,108 191 — 3,299 Change in fair value of contingent consideration — (1,212) — (1,212) Buy-back expense 1,350 — — 1,350 Anti-dumping duties 2,636 — — 2,636 Adjusted EBITDA $36,114 $23,696 $4,662 $64,472 Segment Adjusted EBITDA Reconciliations

24 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q2 2022 Twenty-six weeks ended June 25, 2022 HPS RDS Canada Consolidated Operating Income (Loss) $8,142 $18,292 $10,188 $36,622 Depreciation & Amortization 34,719 21,470 2,324 58,513 Stock Compensation Expense 6,562 1,050 692 8,304 Restructuring 525 40 — 565 Litigation expense — 3,713 — 3,713 Acquisition and integration expense 1,927 288 — 2,215 Change in fair value of contingent consideration — (3,645) — (3,645) Adjusted EBITDA $51,875 $41,208 $13,204 $106,287 Twenty-six weeks ended June 26, 2021 HPS RDS Canada Consolidated Operating Income (Loss) $16,045 $6,700 $2,544 $25,289 Depreciation & Amortization 34,520 23,974 3,440 61,934 Stock Compensation Expense 3,056 481 — 3,537 Management fees 185 29 — 214 Restructuring 64 10 35 109 Litigation expense — 10,282 — 10,282 Acquisition and integration expense 7,290 849 — 8,139 Change in fair value of contingent consideration — (1,212) — (1,212) Buy-back expense 1,350 — — 1,350 Anti-dumping duties 2,636 — — 2,636 Adjusted EBITDA $65,146 $41,113 $6,019 $112,278 Segment Adjusted EBITDA Reconciliations